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                                                                 Exhibit 10.30

                            COMBINATORX, INCORPORATED

                               FOUNDER'S AGREEMENT

     This Founder's Agreement (this "Agreement") is made and entered into as of this 26th day of January, 2001, by and between CombinatoRx, Incorporated, a Delaware corporation (the "Company") and Michael Foley (the "Founder").

                                    RECITALS

     WHEREAS, the Founder is now the owner of 9,500 shares of Common Stock of the Company of which 2,375 shares have vested and are not subject to the Repurchase Option (as defined below) and of which 7,125 shares (the "Shares") are subject to the Repurchase Option pursuant to the terms of this Agreement.

     WHEREAS, the parties desire to enter into this Agreement in connection with, and as a condition precedent to, the issuance and sale of shares of the Company's Series B Preferred Stock to certain investors.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   REPURCHASE OPTION.

          (a) In the event that the Founder's employment with or services to the Company are terminated other than as a result of a Termination Event before all of the Shares are released from the Repurchase Option of the Company (as provided in Section 2), the Company Shall have, upon the date of such termination (as reasonably fixed and determined by the Company), an irrevocable, exclusive option (the "Repurchase Option") for a period of ninety (90) days from such date to repurchase all or any portion of the Unreleased Shares (as defined in Section 2) at such time, at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by written notice to the Founder or the Founder's executor (with a copy to the Escrow Holder) and, at the Company's option, (i) by delivery to the Founder or the Founder's executor with such notice of a check in the amount of the Repurchase Price for the Shares being repurchased, (ii) by cancellation by the Company of an amount of the Founder's indebtedness to the Company equal to the Repurchase Price for the Shares being repurchased or (iii) by a combination of
(i) and (ii) so that the combined payment and cancellation of indebtedness equals such Repurchase Price. Upon delivery of such notice and the payment of the Repurchase Price as described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. A "Termination Event" shall mean any of the following events: (x) the death of the Founder, (y) the Founder's election to terminate his consulting relationship with the Company as a direct result of the Company's material reduction

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in the nature of the Founder's responsibilities regarding his consulting position with the Company or (z) the Company's election to terminate the Founder's consulting relationship with the Company other than in connection with any of the following relating to the Founder: (1) conviction of, the indictment for, or the entering of a guilty plea or plea of no contest with respect to, a felony, any act involving moral turpitude, or a misdemeanor where imprisonment is a possible punishment, (2) commission of any act of theft, fraud or dishonesty, (3) improper disclosure of the Company's confidential or proprietary information, (4) any action involving moral turpitude which has a detrimental effect on the Company's reputation or business, (5) failure or inability to perform any reasonably assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability, (6) any breach of this Agreement or any employment, consulting, advisory or other agreement with the Company, (7) a course of conduct amounting to gross incompetence, (8) chronic and unexcused absenteeism, (9) unlawful appropriation of a business opportunity, or (10) misconduct in connection with the performance of any duties or responsibilities, including, without limitation, misappropriation of funds or property of the Company, securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company, misrepresentation to the Company, or any violation of law or regulations on Company premises or to which the Company is subject.

     2.   RELEASE OF SHARES FROM REPURCHASE OPTION.

          (a) One thirty-sixth (1/36) of the Shares shall be released from the Repurchase Option on the last day of each full calendar month following January 26, 2001 until all the Shares have been released from the Repurchase Option provided that, except as set forth in the immediately following sentence, in each case that the Founder's services as an employee of or consultant to the Company have not been terminated prior to the date of any such release. In the event that a Termination Event has occurred, all of the Unreleased Shares shall be immediately released from the Company's Repurchase Option.

          (b) Any of the Shares which have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares." The Shares which have been released from the Repurchase Option shall be delivered to the Founder at the Founder's request.

          (c) This Agreement shall not confer upon the Founder any right with respect to continuation of employment by the Company, nor shall it interfere with or affect in any manner the right or power of the Company, or a parent or subsidiary of the Company, to terminate the Founder's employment at any time or for any reason, with or without cause, which right is hereby reserved.

     3. RESTRICTION ON TRANSFER. Except for the escrow described in Section 4 or the transfer of the Shares to the Company or its assignees as contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Repurchase Option in accordance with the provisions of this Agreement.

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     4.   ESCROW OF SHARES.

          (a) The Shares shall be held by Rubin and Rudman LLP (the "Escrow Holder"), along with a stock assignment executed by the Founder in blank, until the expiration of the Repurchase Option as set forth above.

          (b) The Escrow Holder is hereby directed to permit transfer of the Shares only in accordance with this Agreement or instructions signed by both parties. In the event further instructions are desired by the Escrow Holder, the Escrow Holder shall be entitled to rely upon directions executed by a majority of the authorized number of the Company's Board of Directors. The Escrow Holder shall have no liability for any act or omission hereunder while acting in good faith in the exercise of the Escrow Holder's own judgment.

          (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from such Repurchase Option, upon Founder's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Founder.

          (e) Subject to the terms hereof, the Founder shall have all the rights of a stockholder with respect to the Shares while they are held in escrow, including, without limitation, the right to vote the Shares and receive any dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is any stock dividend, stock split or other change in the Shares, any and all new, substituted or additional securities to which the Founder is entitled by reason of the Founder's ownership of the Shares subject to the Repurchase Option shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

     5. MARKET STAND-OFF AGREEMENT. The Founder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, he shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell, grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by him at any time during such period except Common Stock included in such registration

     6. LEGENDS. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends:

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          (a)  "These securities have not been registered under the Securities
Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

          (b) "The shares represented by this certificate may be transferred only in accordance with the terms of an agreement between the Company and the stockholder, a copy of which is on file with the Secretary of the Company."

          (c) Any legend required by applicable securities laws including, without limitation, any legend required by the General Corporation Law of the State of Delaware.

     7. ADJUSTMENT FOR STOCK. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     8.   GENERAL PROVISIONS.

          (a) This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts without regard to the principles of conflicts of law.

          (b) This Agreement and the documents referred to herein constitute the entire agreement among the parties regarding the subject matters hereof and thereof.

          (c) Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or specifically and either retroactively or prospectively), only by an instrument in writing executed by the Company and the Founder. Any amendment or waiver so effected shall be binding upon the Founder, the Company and any assignee or successor of any such party.

          (d) Any notices required in connection with this Agreement shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
(iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written notification of receipt. All notices shall be addressed to the applicable party to such party's address appearing on the signature page to this Agreement or at such address as such party may designate by ten (10) days advance written notice to the other parties hereto.

          (e) All covenants and agreements hereunder shall inure to the benefit of, and be enforceable by, the Company's successors and assigns. The rights and obligations of the Founder under this Agreement may only be assigned with the prior written consent of the Company.

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          (f)  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

          (g) The Founder agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (h) The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (i) In the event that one or more of the provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          (j) No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

          (k) THE FOUNDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 2 HEREOF IS EARNED ONLY BY CONTINUING SERVICE TO THE COMPANY. THE FOUNDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE FOUNDER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE FOUNDER'S EMPLOYMENT RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

          (1) The Founder has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Agreement. The Founder agrees to notify the Company upon any change in the residence address indicated below.

                [Remainder of the page intentionally left blank.]

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       COMPANY:

                                          COMBINATORX, INCORPORATED


                                          By: /s/ Alexis Borisy
                                             ------------------------------
                                              Name:
                                              Title:

                                          Address:     801 Albany Street
                                                       Suite G02
                                                       Boston, MA 02118


                                       FOUNDER:


                                          /s/ Michael Foley
                                          ---------------------------------
                                          Name: Michael Foley, Ph.D.
                                          Address:


                                       ESCROW HOLDER:

                                          RUBIN AND RUDMAN LLP


                                          By: /s/ Peter B. Finn
                                             ------------------------------
                                              Name:
                                              Title:
                                              Address: 50 Rowes Wharf
                                                       Boston, MA 02110-3319


                     [SIGNATURE PAGE TO FOUNDER'S AGREEMENT]

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                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto ____________ (________) shares of the Common Stock of CombinatoRx, Incorporated, a Delaware corporation (the "Company") standing in the name of ___________ on the books of said corporation represented by Certificate
No. ________ herewith and do hereby irrevocably constitute and appoint Rubin and Rudman LLP, attorney, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Assignment Separate from Certificate may be used only in accordance with the Founder's Agreement by and between the Company and the undersigned dated January 26, 2001.


Dated: January 26, 2001


                                       Signature: /s/ Michael Foley
                                                  ------------------------------
                                                  Name: Michael Foley, Ph.D.


INSTRUCTION: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "REPURCHASE OPTION" SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF THE FOUNDER.